UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2015

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36326	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 11, 2015, Endo International plc (“Endo”) issued a press release confirming that Endo had submitted a proposal to the Board of Directors of Salix Pharmaceuticals, Ltd. (“Salix”) to acquire all of the outstanding shares of common stock of Salix in a negotiated cash and stock transaction.

The press release is attached hereto as Exhibit 99.1, the proposal is attached hereto as Exhibit 99.2, and each of the press release and the proposal are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Endo International plc, dated March 11, 2015.

99.2	Proposal Letter, dated March 11, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2015

ENDO INTERNATIONAL PLC

By:	/s/ Caroline B. Manogue
Name:	Caroline B. Manogue
Title:	Executive Vice President
and Chief Legal Officer

Index of Exhibits

Exhibit Number	Description

99.1	Press Release of Endo International plc, dated March 11, 2015.

99.2	Proposal Letter, dated March 11, 2015.

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